                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                            _____________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934



                               Date of Report
                      (Date of earliest event reported)

                               March 25, 1999


                 CATERPILLAR FINANCIAL SERVICES CORPORATION
           (Exact name of registrant as specified in its charter)

       Delaware                         0-13295                               37-1105865
------------------------    --------------------------------    ---------------------------------------
(State of incorporation)         (Commission File Number)           (IRS Employer Identification No.)


            3322 West End Avenue
            Nashville, Tennessee                                         37203-09830
--------------------------------------------------                ---------------------------
   (Address of principal executive offices)                              (Zip Code)


                                (615) 386-5800
                       ---------------------------------
                        (Registrant's telephone number,
                             including area code)

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.


          In connection with the registrant's Registration Statement (Form S-3), Registration No. 333-78083, the registrant is filing herewith the documents listed in Item 7 below.

Item 7.  Exhibits

1    Form of Distribution Agreement


8     Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23.3 The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CATERPILLAR FINANCIAL SERVICES
                                      CORPORATION
                                      (Registrant)


Date:  March 25, 1999         By:  /s/ Paul J. Gaeto
                                 -----------------------------------------
                                       Paul J. Gateo
                                       Secretary

                                       3
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                                 EXHIBIT INDEX

Exhibit Number                  Description
--------------                  -----------
1                       Form of Distribution Agreement

8 Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23.3 The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.

                                       4